Exhibit 99.1

CONFIDENTIAL SETTLEMENT MATERIALS

PROTECTED BY DELAWARE RULE EVID. 408

AMENDMENT NO. 1

TO

SPRINT/iPCS FORBEARANCE AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”), dated as of December 12, 2005 (effective date), to the SPRINT/iPCS FOREBEARANCE AGREEMENT (the “Forbearance Agreement”), dated as of July 28, 2005, by and among SPRINT CORPORATION, SPRINT SPECTRUM L.P., WIRELESSCO L.P., SPRINT COMMUNICATIONS COMPANY L.P., SPRINT TELEPHONY PCS, L.P.,SPRINT PCS LICENSE, L.L.C. and NEXTEL COMMUNICATIONS, INC. (collectively, “Sprint”); iPCS, INC. and iPCS WIRELESS, INC. (collectively, “iPCS”); HORIZON PERSONAL COMMUNICATIONS, INC. (“Horizon”); and BRIGHT PERSONAL COMMUNICATIONS SERVICES, L.L.C. (“Bright” and together with Horizon and iPCS, the “iPCS Affiliates”).  Capitalized terms used but not defined in this Amendment have the meanings assigned to them in the Forbearance Agreement.

RECITALS

A.            The parties have previously executed the Forbearance Agreement.

B.            Certain parties to this Amendment are parties to that certain action pending in the Court of Chancery of the State of Delaware (the “Court”) relating to the Horizon and Bright Complaint (the “Action”).

C.            The parties desire to amend the Forbearance Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual promises contained in this Amendment, the parties agree as follows:

1.             Amendments.

(a)           Section 4.1 of the Forbearance Agreement is superseded and replaced in its entirety with the following:

Section 4.1  Term.  Unless earlier terminated pursuant to Section 2.10(a), 2.10(d) or Section 4.2, this Agreement will terminate on the date any decision after trial is rendered by the Court in connection with the merits of the Action.

(b)           A new Section 4.7 is added as follows:

Section 4.7  Judicial Relief.  At any time after the effective date of this Amendment, Sprint may, upon notice and for good cause shown based upon material developments in the Action arising subsequent to the effective date of this Amendment, apply to the Court for modification or elimination of some or all of its obligations under this Agreement.  The iPCS Affiliates reserve the right to oppose any such application by Sprint.

(c)           Effective from and after January 1, 2006, (i) all references in Articles II and III of the Forbearance Agreement to the “iPCS Affiliates” shall be deemed to mean Bright and Horizon, but not iPCS, and (ii) all references in Articles II and III of the Forbearance Agreement to the “Service Area” shall be deemed to mean the aggregate of the Service Area defined and described in the Bright Management Agreement and the Horizon Management Agreement, but not the Service Area defined and described in the iPCS Management Agreement.  Further, in the second line of section 3.1 of the Forbearance Agreement, the reference to “iPCS nor any of its Subsidiaries” shall be superseded and replaced with “Bright nor Horizon.”

2.             Full Force and Effect.  Except as expressly amended by this Amendment, the Forbearance Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers as of the date and year first above written.

SPRINT NEXTEL CORPORATION

By:	/s/Charles Wunsch
Name: Charles Wunsch
Title: Vice President

WIRELESSCO L.P.

By:	/s/Charles Wunsch
Name: Charles Wunsch
Title: Vice President

SPRINT COMMUNICATIONS COMPANY L.P.

By:	/s/Charles Wunsch
Name: Charles Wunsch
Title: Vice President

SPRINT TELEPHONY PCS, L.P.

By:	/s/Charles Wunsch
Name: Charles Wunsch
Title: Vice President

SPRINT SPECTRUM L.P.

By:	/s/Charles Wunsch
Name: Charles Wunsch
Title: Vice President

SPRINT PCS LICENSE, L.L.C.

By:	/s/Charles Wunsch
Name: Charles Wunsch
Title: Vice President

iPCS, INC.

By:	/s/ Tim Yager
Name: Tim Yager
Title: President and CEO

iPCS WIRELESS, INC.

By:	/s/ Tim Yager
Name: Tim Yager
Title: President and CEO

HORIZON PERSONAL COMMUNICATIONS, INC.

By:	/s/ Tim Yager
Name: Tim Yager
Title: President and CEO

BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC

By:	/s/ Tim Yager
Name: Tim Yager
Title: President and CEO